Bird Announces Reverse Stock Split (Miami, FL) – May 18, 2023 – Bird Global, Inc. (NYSE: BRDS, “Bird”), a leader in environmentally friendly electric transportation, today announced that its Board of Directors has approved a one-for-twenty-five (1/25) reverse stock split of its Class A common stock and Class X common stock. The reverse stock split was approved by Bird’s stockholders at a Special Meeting of Stockholders held on May 18, 2023. The reverse stock split will become effective as of 5:00 pm Pacific Time today, May 18, 2023. Bird’s Class A common stock will continue to trade on The New York Stock Exchange (“NYSE”) under the symbol “BRDS” and will begin trading on a split-adjusted basis when the market opens on May 19, 2023. Bird’s publicly traded warrants will continue to trade under the symbol “BRDS WS”. The new CUSIP number for the Class A common stock following the reverse split will be 09077J206. “We’ve heard the message very clearly from our shareholders, a reverse split expands our opportunities to attract investors as we remain focused on our goal of being cash generative as a business in 2023,” said Shane Torchiana, CEO, Bird. On May 18, 2023, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect the reverse stock split and reduce the number of authorized shares of its capital stock, Class A common stock, Class B common stock, Class X common stock, and Preferred Stock by a ratio of 1/25. Upon the effectiveness of the reverse stock split, every 25 shares of the Class A common stock will be automatically reclassified and converted into one issued and outstanding share of Class A common stock, without any change in par value per share, and every 25 shares of the Class X common stock will be automatically reclassified and converted into one issued and outstanding share of Class X common stock, without any change in par value per share. Outstanding equity-based awards and other outstanding equity rights will be proportionately adjusted. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share for holders of Class A common stock and Class X common stock. Immediately after the reverse stock split becomes effective, the Company will have approximately 11,472,845 shares of Class A common stock issued and outstanding and 1,381,398 shares of Class X common stock issued and outstanding. As a result of the reverse stock split, each publicly traded warrant (CUSIP number 09077J115) is exercisable at an exercise price of $287.50 per share for 1/25 of the number of shares of Class A common stock for which it was initially exercisable, subject to rounding down to the nearest whole number of shares (without any cash or other consideration in respect of any rounding-down). The CUSIP for publicly traded warrants remains the same. About Bird Bird is an electric vehicle company dedicated to bringing affordable, environmentally friendly transportation solutions such as e-scooters and e-bikes to communities across the world. Founded in 2017 by transportation pioneer

Travis VanderZanden, Bird’s cleaner, affordable, and on-demand mobility solutions are available in more than 350 cities, primarily across the United States, Canada, Europe, the Middle East, and Australia. We take a collaborative, community-first approach to micromobility. Bird partners closely with the cities in which it operates to provide a reliable and affordable transportation option for people who live and work there. Forward-Looking Statements This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts may be forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding the timing of the effectiveness of the reverse stock split and our ability to attract new investors. We have based these forward-looking statements largely on our current expectations. These forward- looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our ability to cure our New York Stock Exchange (“NYSE”) price deficiency and meet the continued listing requirements of the NYSE; risks related to our relatively short operating history and our new and evolving business model, which makes it difficult to evaluate our future prospects, forecast financial results, and assess the risks and challenges we may face; our ability to achieve or maintain profitability in the future; our ability to retain existing riders or add new riders; our Fleet Managers’ ability to maintain vehicle quality or service levels; our ability to evaluate our business and prospects in the new and rapidly changing industry in which we operate; risks related to the impact of poor weather and seasonality on our business; our ability to obtain vehicles that meet our quality specifications in sufficient quantities on commercially reasonable terms; our ability to compete successfully in the highly competitive industries in which we operate; risks related to our substantial indebtedness; our ability to secure additional financing; risks related to the effective operation of mobile operating systems, networks and standards that we do not control; risks related to action by governmental authorities to restrict access to our products and services in their localities; risks related to claims, lawsuits, arbitration proceedings, government investigations and other proceedings to which we are regularly subject; risks related to compliance, market and other risks, including the ongoing conflict between Ukraine and Russia, in relation to any expansion by us into international markets; any continuing impact of the COVID-19 pandemic on our business, financial condition, and results of operations; risks related to the impact of impairment of our long-lived assets and the other important factors discussed in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, and described from time to time in our future reports filed with the Securities and Exchange Commission. The forward-looking statements in this press release are based upon information available to us as of the date of this press release and while we believe such information forms a reasonable basis for such statements, these statements are inherently uncertain and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Investor Contact Investor@bird.co Media Contact Press@bird.co